Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I

Preliminary Unaudited Earnings Summary
                                                            Percent
                                                              Inc /
                              For the Three Months Ended      (Dec)
                           -------------------------------- ---------
(in millions, except per                                    1Q07 1Q07
 share amounts)            March 30, December 29, March 31,  vs.  vs.
                             2007       2006        2006    4Q06 1Q06
                           --------- ------------ --------- ---- ----

Net Revenues
  Principal transactions    $ 2,734      $ 2,193    $1,988   25 % 38 %
  Commissions                 1,697        1,512     1,560   12    9
  Investment banking          1,514        1,514     1,023    0   48
  Managed accounts and
   other fee-based
   revenues                   1,354        1,305     1,679    4  (19)
  Revenues from
   consolidated
   investments                  131           70       104   87   26
  Other                       1,083          821       553   32   96
                           --------- ------------ ---------
    Subtotal                  8,513        7,415     6,907   15   23

  Interest and dividend
   revenues                  12,962       11,544     8,664   12   50
  Less interest expense      11,621       10,350     7,599   12   53
                           --------- ------------ ---------
    Net interest profit       1,341        1,194     1,065   12   26
                           --------- ------------ ---------

  Total Net Revenues          9,854        8,609     7,972   14   24
                           --------- ------------ ---------

Non-Interest Expenses
  Compensation and
   benefits                   4,887        3,324     5,750   47  (15)
  Communications and
   technology                   480          477       453    1    6
  Brokerage, clearing, and
   exchange fees                310          294       259    5   20
  Occupancy and related
   depreciation                 265          249       241    6   10
  Professional fees             225          264       200  (15)  13
  Advertising and market
   development                  158          193       144  (18)  10
  Expenses of consolidated
   investments                   59           46        47   28   26
  Office supplies and
   postage                       59           59        57    0    4
  Other                         316          347       228   (9)  39
                           --------- ------------ ---------

  Total Non-Interest
   Expenses                   6,759        5,253     7,379   29   (8)
                           --------- ------------ ---------

Earnings Before Income
 Taxes                        3,095        3,356       593   (8) 422

Income tax expense              937        1,010       118   (7) 694
                           --------- ------------ ---------

Net Earnings                $ 2,158      $ 2,346    $  475   (8) 354
                           ========= ============ =========

Preferred Stock Dividends   $    52      $    50    $   43    4   21
                           ========= ============ =========

Net Earnings Applicable to
 Common Stockholders        $ 2,106      $ 2,296    $  432   (8) 388
                           ========= ============ =========

Earnings Per Common Share
  Basic                     $  2.50      $  2.71    $ 0.49   (8) 410
  Diluted                   $  2.26      $  2.41    $ 0.44   (6) 414

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                       841.2        847.4     883.7   (1)  (5)
  Diluted                     930.2        952.2     981.1   (2)  (5)

Annualized Return on
 Average Common Equity         23.3%        25.6%      5.1%

---------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II

Reconciliation of Non-GAAP Measures

Merrill Lynch adopted Statement of Financial Accounting Standards No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance. Management believes that while the results excluding the one-time expenses are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

Preliminary Unaudited
 Earnings Summary            For the Three Months Ended March 31, 2006
---------------------------  -----------------------------------------
                               Excluding the     First Quarter
                                  Impact of        Impact of
(in millions, except per          One-time         One-time
 share amounts)                 Compensation     Compensation   GAAP
                                  Expenses         Expenses     Basis
                             ------------------- ------------- -------
Net Revenues (a)                        $7,972       $     -   $7,972
                             ------------------  ------------  -------

Non-Interest Expenses
  Compensation and benefits
   (b)                                   3,991         1,759    5,750
  Non-compensation expenses
   (c)                                   1,629             -    1,629
                             ------------------  ------------  -------
  Total Non-Interest
   Expenses                              5,620         1,759    7,379
                             ------------------  ------------  -------

Earnings Before Income
 Taxes (d)                               2,352        (1,759)     593

Income Tax Expense (e)                     700          (582)     118
                             ------------------  ------------  -------

Net Earnings                            $1,652       $(1,177)  $  475
                             ==================  ============  =======

Preferred Stock Dividends               $   43       $     -   $   43
                             ==================  ============  =======

Net Earnings Applicable to
 Common Stockholders                    $1,609       $(1,177)  $  432
                             ==================  ============  =======

Earnings Per Common Share
  Basic                                 $ 1.83       $ (1.34)  $ 0.49
  Diluted                               $ 1.65       $ (1.21)  $ 0.44

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                                  878.0           5.7    883.7
  Diluted                                975.4           5.7    981.1


Financial Ratios
---------------------------------
                                       For the Three Months Ended
                                             March 31, 2006
                                   -----------------------------------
                                    Excluding the
                                     Impact of One-
                                         time
                                     Compensation
                                        Expenses         GAAP Basis
                                   -----------------  ----------------

Ratio of compensation and
 benefits to net revenues (b)/(a)             50.1%              72.1%

Ratio of non-compensation
 expenses to net revenues (c)/(a)             20.4%              20.4%

Effective Tax Rate (e)/(d)                    29.8%              19.9%

Pre-tax Profit Margin (d)/(a)                 29.5%               7.4%

----------------------------------------------------  ----------------

Average Common Equity                      $33,800            $33,800

Average impact of one-time
 compensation expenses                        (145)                 -
                                   -----------------  ----------------

Average Common Equity                       33,655             33,800

Annualized Return on Average
 Common Equity                                19.1%               5.1%

Merrill Lynch & Co., Inc.                               Attachment III

Preliminary Segment Data
 (unaudited)
                                                           Percent Inc
                             For the Three Months Ended     / (Dec)
                          -------------------------------- -----------
                                                           1Q07  1Q07
                          March 30, December 29, March 31,  vs.   vs.
 (dollars in millions)      2007       2006        2006    4Q06  1Q06
                          --------- ------------ --------- ----- -----

 Global Markets &
  Investment Banking
 Global Markets
     FICC                 $  2,801  $     2,303  $  2,058    22%  36%
     Equity Markets          2,386        1,761     1,587    35   50
                          --------- ------------ ---------
    Total Global Markets
     net revenues            5,187        4,064     3,645    28   42
 Investment Banking (1)
   Origination:
     Debt                      591          540       428     9   38
     Equity                    363          475       237   (24)  53
   Strategic Advisory
    Services                   399          286       257    40   55
                          --------- ------------ ---------
    Total Investment
     Banking net revenues    1,353        1,301       922     4   47
                          --------- ------------ ---------
    Total net revenues (a)   6,540        5,365     4,567    22   43
                          --------- ------------ ---------

    Pre-tax earnings         2,343        2,598       216   (10) 985
    Impact of one-time
     compensation expenses       -            -     1,369   N/M  N/M
                          --------- ------------ ---------
    Pre-tax earnings
     excluding one-time
     compensation expenses
     (b)                     2,343        2,598     1,585   (10)  48

    Pre-tax profit margin     35.8%        48.4%      4.7%
    Pre-tax profit margin
     excluding one-time
     compensation expenses
     (b)/(a)                  35.8%        48.4%     34.7%
 ---------------------------------------------------------------------

 Global Wealth Management
 Global Private Client
   Fee-based revenues     $  1,539  $     1,523  $  1,387     1 % 11 %
   Transactional and
    origination revenues       903          890       861     1    5
   Net interest profit and
    related hedges (2)         604          569       527     6   15
   Other revenues               97           94        56     3   73
                          --------- ------------ ---------
      Total Global Private
       Client net revenues   3,143        3,076     2,831     2   11
                          --------- ------------ ---------
 Global Investment
  Management net revenues      261          211       104    24  151
                          --------- ------------ ---------
     Total net revenues(a)   3,404        3,287     2,935     4   16
                          --------- ------------ ---------

    Pre-tax earnings           842          759       361    11  133
    Impact of one-time
     compensation expenses       -            -       281   N/M  N/M
                          --------- ------------ ---------
    Pre-tax earnings
     excluding one-time
     compensation
     expenses(b)               842          759       642    11   31

    Pre-tax profit margin     24.7%        23.1%     12.3%
    Pre-tax profit margin
     excluding one-time
     compensation expenses
     (b)/(a)                  24.7%        23.1%     21.9%
 ---------------------------------------------------------------------

 Merrill Lynch Investment
  Managers
    Total net revenues(a) $      -  $         -  $    570   N/M %N/M %
                          --------- ------------ ---------

    Pre-tax earnings             -            -       113   N/M  N/M
    Impact of one-time
     compensation expenses       -            -       109   N/M  N/M
                          --------- ------------ ---------
    Pre-tax earnings
     excluding one-time
     compensation
     expenses(b)                 -            -       222   N/M  N/M

    Pre-tax profit margin                            19.8%
    Pre-tax profit margin
     excluding one-time
     compensation expenses
     (b)/(a)                                         38.9%
 ---------------------------------------------------------------------

 Corporate
    Total net revenues    $    (90) $       (43) $   (100) (109)% 10 %
                          --------- ------------ ---------

    Pre-tax earnings           (90)          (1)      (97)  N/M    7

 ---------------------------------------------------------------------

 Total
    Total net revenues (a)$  9,854  $     8,609  $  7,972    14 % 24 %
                          --------- ------------ ---------

    Pre-tax earnings         3,095        3,356       593    (8) 422
    Impact of one-time
     compensation expenses       -            -     1,759   N/M  N/M
                          --------- ------------ ---------
    Pre-tax earnings
     excluding one-time
     compensation
     expenses(b)             3,095        3,356     2,352    (8)  32

    Pre-tax profit margin     31.4%        39.0%      7.4%
    Pre-tax profit margin
     excluding one-time
     compensation expenses
     (b)/(a)                  31.4%        39.0%     29.5%
 ---------------------------------------------------------------------
 N/M = Not Meaningful

 Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

 (1) A portion of Origination revenue is recorded in the Global Wealth Management segment.

 (2) Includes interest component of non-qualifying derivatives which are included in Other Revenues.

Merrill Lynch & Co., Inc.                                Attachment IV

Consolidated Quarterly Earnings
 (unaudited)                                             (in millions)

                         1Q06    2Q06     3Q06     4Q06       1Q07
                       -------- ------- -------- --------- -----------
 Net Revenues
   Principal
    transactions       $ 1,988  $1,180  $ 1,673  $  2,193   $   2,734
   Commissions
       Listed and over-
        the-counter
        securities         948     982      824       912       1,066
       Mutual funds        490     470      426       485         521
       Other               122      90       88       115         110
                       -------- ------- -------- --------- -----------
       Total             1,560   1,542    1,338     1,512       1,697
   Investment banking
       Underwriting        778     924      660     1,227       1,117
       Strategic
        advisory           245     297      262       287         397
                       -------- ------- -------- --------- -----------
       Total             1,023   1,221      922     1,514       1,514
   Managed accounts and
    other fee-based
    revenues
       Portfolio
        service fees       747     797      801       833         872
       Asset management
        fees               619     641      657       150         145
       Account fees        111     114      113       115         111
       Other fees          202     221      211       207         226
                       -------- ------- -------- --------- -----------
       Total             1,679   1,773    1,782     1,305       1,354
   Revenues from
    consolidated
    investments            104     186      210        70         131
   Other                   553   1,112      773       821       1,083
                       -------- ------- -------- --------- -----------
      Subtotal           6,907   7,014    6,698     7,415       8,513
   Interest and
    dividend revenues    8,664   9,690   10,690    11,544      12,962
   Less interest
    expense              7,599   8,531    9,452    10,350      11,621
                       -------- ------- -------- --------- -----------
      Net interest
       profit            1,065   1,159    1,238     1,194       1,341
   Gain on merger            -       -    1,969         -           -

                       -------- ------- -------- --------- -----------
   Total Net Revenues    7,972   8,173    9,905     8,609       9,854
                       -------- ------- -------- --------- -----------

 Non-Interest Expenses
   Compensation and
    benefits             5,750   3,980    3,949     3,324       4,887
   Communications and
    technology             453     429      485       477         480
   Brokerage, clearing,
    and exchange fees      259     266      278       294         310
   Occupancy and
    related
    depreciation           241     249      259       249         265
   Professional fees       200     196      224       264         225
   Advertising and
    market development     144     191      164       193         158
   Expenses of
    consolidated
    investments             47     145      142        46          59
   Office supplies and
    postage                 57      57       53        59          59
   Other                   228     311      223       347         316

                       -------- ------- -------- --------- -----------
   Total Non-Interest
    Expenses             7,379   5,824    5,777     5,253       6,759
                       -------- ------- -------- --------- -----------

 Earnings Before Income
  Taxes                    593   2,349    4,128     3,356       3,095
 Income tax expense        118     716    1,083     1,010         937
                       -------- ------- -------- --------- -----------

 Net Earnings          $   475  $1,633  $ 3,045  $  2,346   $   2,158

------------------------------------------------ ---------------------
Per Common Share Data
                         1Q06    2Q06     3Q06     4Q06       1Q07
                       -------- ------- -------- --------- -----------

   Earnings - Basic    $  0.49  $ 1.79  $  3.50  $   2.71   $    2.50
   Earnings - Diluted     0.44    1.63     3.17      2.41        2.26
   Dividends paid         0.25    0.25     0.25      0.25        0.35
   Book value            37.19   37.18    40.22     41.35   41.95 est.

----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                 Attachment V

Percentage of Quarterly Net Revenues
 (unaudited)

                                     1Q06   2Q06   3Q06   4Q06   1Q07
                                    ------ ------ ------ ------ ------
 Net Revenues
   Principal transactions            24.9%  14.4%  16.9%  25.5%  27.7%
   Commissions
       Listed and over-the-counter
        securities                   11.9%  12.0%   8.3%  10.6%  10.8%
       Mutual funds                   6.1%   5.8%   4.3%   5.6%   5.3%
       Other                          1.6%   1.1%   0.9%   1.4%   1.1%
                                    ------ ------ ------ ------ ------
       Total                         19.6%  18.9%  13.5%  17.6%  17.2%
   Investment banking
       Underwriting                   9.8%  11.3%   6.7%  14.3%  11.3%
       Strategic advisory             3.1%   3.6%   2.6%   3.3%   4.0%
                                    ------ ------ ------ ------ ------
       Total                         12.9%  14.9%   9.3%  17.6%  15.3%
   Managed accounts and other fee-
    based revenues
       Portfolio service fees         9.4%   9.8%   8.1%   9.7%   8.8%
       Asset management fees          7.8%   7.8%   6.6%   1.7%   1.5%
       Account fees                   1.4%   1.4%   1.1%   1.3%   1.1%
       Other fees                     2.5%   2.7%   2.2%   2.5%   2.3%
                                    ------ ------ ------ ------ ------
       Total                         21.1%  21.7%  18.0%  15.2%  13.7%
   Revenues from consolidated
    investments                       1.3%   2.3%   2.1%   0.8%   1.3%
   Other                              6.8%  13.6%   7.8%   9.4%  11.2%
                                    ------ ------ ------ ------ ------
      Subtotal                       86.6%  85.8%  67.6%  86.1%  86.4%
   Interest and dividend revenues   108.7% 118.6% 107.9% 134.1% 131.5%
   Less interest expense             95.3% 104.4%  95.4% 120.2% 117.9%
                                    ------ ------ ------ ------ ------
      Net interest profit            13.4%  14.2%  12.5%  13.9%  13.6%
   Gain on merger                     0.0%   0.0%  19.9%   0.0%   0.0%

                                    ------ ------ ------ ------ ------
   Total Net Revenues               100.0% 100.0% 100.0% 100.0% 100.0%
                                    ------ ------ ------ ------ ------

 Non-Interest Expenses
   Compensation and benefits         72.1%  48.7%  39.9%  38.6%  49.6%
   Communications and technology 5.7% 5.2% 4.9% 5.5% 4.9% Brokerage, clearing, and exchange
    fees                              3.2%   3.3%   2.8%   3.4%   3.1%
   Occupancy and related
    depreciation                      3.0%   3.0%   2.6%   2.9%   2.7%
   Professional fees                  2.5%   2.4%   2.3%   3.1%   2.3%
   Advertising and market
    development                       1.8%   2.3%   1.7%   2.2%   1.6%
   Expenses of consolidated
    investments                       0.6%   1.8%   1.4%   0.5%   0.6%
   Office supplies and postage        0.7%   0.7%   0.5%   0.7%   0.6%
   Other                              3.0%   3.9%   2.2%   4.1%   3.2%
                                    ------ ------ ------ ------ ------
   Total Non-Interest Expenses       92.6%  71.3%  58.3%  61.0%  68.6%
                                    ------ ------ ------ ------ ------

 Earnings Before Income Taxes         7.4%  28.7%  41.7%  39.0%  31.4%

 Income tax expense                   1.4%   8.7%  11.0%  11.7%   9.5%
                                    ------ ------ ------ ------ ------

 Net Earnings                         6.0%  20.0%  30.7%  27.3%  21.9%

-------------------------------------------------------- -------------

  Common shares outstanding (in
   millions):
                                     1Q06   2Q06   3Q06   4Q06   1Q07
                                    ------ ------ ------ ------ ------
      Weighted-average - basic      883.7  885.4  855.8  847.4  841.2
      Weighted-average - diluted    981.1  973.3  945.3  952.2  930.2
      Period-end                    933.4  898.1  883.3  868.0  876.5
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                Attachment VI


Supplemental Data (unaudited)                    (dollars in billions)

                       1Q06      2Q06     3Q06       4Q06      1Q07
                     --------- -------- --------   -------- ----------
  Client Assets
     U.S.             $ 1,381  $ 1,370  $ 1,412    $ 1,483  $   1,503
     Non - U.S.           121      124      130        136        145
                     --------- -------- --------   -------- ----------
  Total Client Assets   1,502    1,494    1,542      1,619      1,648

  Assets in
   Annuitized-Revenue
   Products               560      559      578        613        633

  --------------------------------------------------------------------

  Net New Money
     All Client
      Accounts (1)    $    18  $     7  $    14    $    22  $      16

     Annuitized-
      Revenue
      Products (1)
      (2)                  13       10        7         18         16

  --------------------------------------------------------------------

  Balance Sheet
   Information: (3)
     Short-term
      Borrowings      $  14.4  $  17.5  $  14.3    $  18.1  $    22.1
     Deposits            81.1     79.4     77.9       84.1       84.9
     Long-term
      Borrowings        134.7    140.0    160.4      181.4      205.2
     Junior
      Subordinated
      Notes (related
      to trust
      preferred
      securities)         3.1      3.1      3.1        3.8        3.5

  Stockholders'
   Equity: (3)
     Preferred
      Stockholders'
      Equity              3.1      3.1      3.1        3.1        4.7
     Common
      Stockholders'
      Equity             34.7     33.4     35.6       35.9       36.7
                     --------- -------- --------   -------- ----------
  Total Stockholders'
   Equity                37.8     36.5     38.7       39.0       41.4

  --------------------------------------------------------------------

  Full-Time Employees
   (4)                 55,500   56,000   55,300 (5) 56,200     60,300

  Private Client
   Financial Advisors
   (6)                 15,350   15,520   15,700     15,880     15,930

  --------------------------------------------------------------------

  Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

  (1) GWM net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net outflows in the Amvescap retirement business and the Advest acquisition prior to its system conversion in early March 2006. Net new money also excludes net inflows at BlackRock from distribution channels other than Merrill Lynch.

  (2) Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.
  Includes net flows from the majority of annuitized-revenue products but excludes flows in the Amvescap retirement business, as well as certain other annuitized-revenue products.

  (3) Balance Sheet Information and Stockholders' Equity are estimated for 1Q07.

  (4) Excludes 300 full-time employees on salary continuation severance at the end of 1Q06 and 2Q06, 200 at the end of 3Q06, 100 at the end of 4Q06, and 200 at the end of 1Q07.

  (5) Excludes 2,400 MLIM employees that moved over to BlackRock at the end of 3Q06.

  (6) Includes 140 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 2Q06, 150 at the end of 3Q06 and 4Q06, and 160 at the end of 1Q07.


    CONTACT: Merrill Lynch
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com
             Fax: 212-449-7461
             www.ir.ml.com